EXHIBIT 4(a)








CBI Industries, Inc.



AND



Chemical Bank, Trustee



____________________

Indenture


Dated as of March 1, 1994

____________________





Debt Securities

CBI Industries, Inc.


Reconciliation and tie between Indenture dated as of March 1, 1994 and
Trust Indenture Act of 1939, as amended


Trust Indenture Act Section                                 Indenture Section

310(a)(1)           . . . . . . . . . . . . . . . . . . . . . . . . . . .709
      (a)(2)        . . . . . . . . . . . . . . . . . . . . . . . . . . .709
      (a)(3)        . . . . . . . . . . . . . . . . . . . . . Not Applicable
      (a)(4)        . . . . . . . . . . . . . . . . . . . . . Not Applicable
      (a)(5)        . . . . . . . . . . . . . . . . . . . . . . . . . . .709
      (b)           . . . . . . . . . . . . . . . . . . . . . . . . 708, 710
      (c)           . . . . . . . . . . . . . . . . . . . . . Not Applicable

311(a)              . . . . . . . . . . . . . . . . . . . . . . . . . 713(a)
      (b)           . . . . . . . . . . . . . . . . . . . . . . . . . 713(b)
      (b)(2)        . . . . . . . . . . . . . . . . . . . .803(a)(3), 803(b)
      (c)           . . . . . . . . . . . . . . . . . . . . . Not Applicable

312(a)              . . . . . . . . . . . . . . . . . . . . . . .801, 802(a)
      (b)           . . . . . . . . . . . . . . . . . . . . . . . . . 802(b)
      (c)           . . . . . . . . . . . . . . . . . . . . . . . . . 802(c)

313(a)              . . . . . . . . . . . . . . . . . . . . . . . . . 803(a)
      (b)           . . . . . . . . . . . . . . . . . . . . . . . . . 803(b)
      (c)           . . . . . . . . . . . . . . . . . . . . . 803(a), 803(b)
      (d)           . . . . . . . . . . . . . . . . . . . . . . . . . 803(c)

314(a)              . . . . . . . . . . . . . . . . . . . . . . . .804, 1106
      (b)           . . . . . . . . . . . . . . . . . . . . . Not Applicable
      (c)(1)        . . . . . . . . . . . . . . . . . . . . . . . . . . .102
      (c)(2)        . . . . . . . . . . . . . . . . . . . . . . . . . . .102
      (c)(3)        . . . . . . . . . . . . . . . . . . . . . Not Applicable
      (d)           . . . . . . . . . . . . . . . . . . . . . Not Applicable
      (e)           . . . . . . . . . . . . . . . . . . . . . . . . . . .102

315(a)              . . . . . . . . . . . . . . . . . . . . . . . . . 701(a)
      (b)           . . . . . . . . . . . . . . . . . . . . . . .702, 803(a)
      (c)           . . . . . . . . . . . . . . . . . . . . . . . . . 701(b)
      (d)           . . . . . . . . . . . . . . . . . . . . . . . . . 701(c)
      (d)(1)        . . . . . . . . . . . . . . . . . . . . . . . .701(a)(1)
      (d)(2)        . . . . . . . . . . . . . . . . . . . . . . . .701(c)(2)
      (d)(3)        . . . . . . . . . . . . . . . . . . . . . . . .701(c)(3)
      (e)           . . . . . . . . . . . . . . . . . . . . . . . . . . .614

316(a)              . . . . . . . . . . . . . . . . . . . . . . . . . . .101
      (a)(1)(A) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .612
      (a)(1)(B) . . . . . . . . . . . . . . . . . . . . . . . . . . 602, 613
      (a)(2)        . . . . . . . . . . . . . . . . . . . . . Not Applicable
      (b)           . . . . . . . . . . . . . . . . . . . . . . . . . . .608

317(a)(1)           . . . . . . . . . . . . . . . . . . . . . . . . . . .603
      (a)(2)        . . . . . . . . . . . . . . . . . . . . . . . . . . .604
      (b)           . . . . . . . . . . . . . . . . . . . . . . . . . . 1103

318(a)              . . . . . . . . . . . . . . . . . . . . . . . . . . .107



Note:          This reconciliation and tie shall not, for any purpose,
be deemed to be a part of the Indenture.

TABLE OF CONTENTS



Parties
Recitals of the Company

ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

       SECTION 101.  Definitions
       Act
       Affiliate
       Authentication Agent
       Authorized Newspaper
       Board of Directors
       Board Resolution
       Business Day
       Capitalized Rent
       Commission
       Company
       Company Request and Company Order
       Consolidated Current Liabilities
       Consolidated Net Tangible Assets
       Consolidated Tangible Assets
       Corporate Trust Office
       corporation
       Defaulted Interest
       Defeasance
       Defeasible Series
       Depositary
       Event of Default
       Funded Debt
       Global Security
       Holder
       Indenture
       Interest
       Interest Payment Date
       Maturity
       Officers' Certificate
       Opinion of Counsel
       Original Issue Discount Security
       Outstanding
       Paying Agent
       Periodic Offering
       Person
       Place of Payment
       Predecessor Security
       Principal Property
       Redemption Date
       Redemption Price
       Regular Record Date
       Repayment Date
       Repayment Price
       Responsible Officer
       Restricted Subsidiary
       Secured Debt
       Security Register and Security Registrar
       Special Record Date
       Stated Maturity
       Subsidiary
       Trustee
       Trust Indenture Act
       Unrestricted Subsidiary
       U.S. Government Obligations
       U.S. Person
       Voting Stock

       SECTION 102.           Compliance Certificates and Opinions
       SECTION 103.           Form of Documents Delivered to Trustee
       SECTION 104.           Acts of Holders
       SECTION 105.           Notices etc., to Trustee and Company
       SECTION 106.           Notices to Holders; Waiver
       SECTION 107.           Conflict with Trust Indenture Act
       SECTION 108.           Effect of Headings and Table of Contents
       SECTION 109.           Successors and Assigns
       SECTION 110.           Separability Clause
       SECTION 111.           Benefits of Indenture
       SECTION 112.           Governing Law
       SECTION 113.           Legal Holidays
       SECTION 114.           Execution in Counterparts
       SECTION 115.           No Security Interest Created

ARTICLE TWO
SECURITY FORMS

       SECTION 201.           Forms Generally
       SECTION 202.           Forms of Securities
       SECTION 203.           Form of Trustee's Certificate of
               Authentication
       SECTION 204.           Form of Legend for Global Securities

ARTICLE THREE
THE SECURITIES

       SECTION 301.           Title and Terms
       SECTION 302.           Denominations
       SECTION 303.           Execution, Authentication, Dating and
               Delivery
       SECTION 304.           Temporary Securities
       SECTION 305.           Registration, Transfer and Exchange
       SECTION 306.           Mutilated, Destroyed, Lost and Stolen
               Securities
       SECTION 307.           Payment of Interest; Interest Rights
               Preserved
       SECTION 308.           Persons Deemed Owners
       SECTION 309.           Cancellation

ARTICLE FOUR
REDEMPTION OF SECURITIES; SINKING FUNDS

       SECTION 401.           Applicability of Article
       SECTION 402.           Election to Redeem; Notice to Trustee
       SECTION 403.           Selection by Trustee of Securities to Be
               Redeemed
       SECTION 404.           Notice of Redemption
       SECTION 405.           Deposit of Redemption Price
       SECTION 406.           Securities Payable on Redemption Date
       SECTION 407.           Securities Redeemed in Part
       SECTION 408.           Provisions with Respect to any Sinking
               Funds

ARTICLE FIVE
SATISFACTION AND DISCHARGE

       SECTION 501.           Satisfaction and Discharge of Indenture
       SECTION 502.           Application of Trust Money

ARTICLE SIX
REMEDIES

       SECTION 601.           Events of Default
       SECTION 602.           Acceleration of Maturity; Rescission and
               Annulment
       SECTION 603.           Collection of Indebtedness and
                              Suits for Enforcement by Trustee
       SECTION 604.           Trustee May File Proofs of Claim
       SECTION 605.           Trustee May Enforce Claims without
                              Possession of Securities
       SECTION 606.           Application of Money Collected
       SECTION 607.           Limitation on Suits
       SECTION 608. Unconditional Right of Holders to Receive Principal, Premium and Interest
       SECTION 609.           Restoration of Rights and Remedies
       SECTION 610.           Rights and Remedies Cumulative
       SECTION 611.           Delay or Omission Not Waiver
       SECTION 612.           Control by Holders
       SECTION 613.           Waiver of Past Defaults
       SECTION 614.           Undertaking for Costs

ARTICLE SEVEN
THE TRUSTEE

       SECTION 701.           Certain Duties and Responsibilities
       SECTION 702.           Notice of Defaults
       SECTION 703.           Certain Rights of Trustee
       SECTION 704. Not Responsible for Recitals or Issuance of Securities
       SECTION 705.           May Hold Securities
       SECTION 706.           Money Held in Trust
       SECTION 707.           Compensation and Reimbursement
       SECTION 708.           Disqualification; Conflicting Interests
       SECTION 709.           Trustee Required; Eligibility
       SECTION 710.           Resignation and Removal; Appointment of
               Successor
       SECTION 711.           Acceptance of Appointment by Successor
       SECTION 712.           Merger, Conversion, Consolidation or
                              Succession to Business
       SECTION 713.           Preferential Collection of Claims
               against Company
       SECTION 714.           Authenticating Agents

ARTICLE EIGHT
HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

       SECTION 801.           Company to Furnish Trustee
                              Names and Addresses of Holders
       SECTION 802.           Preservation of Information;
               Communications to Holders
       SECTION 803.           Reports by Trustee
       SECTION 804.           Reports by Company
       SECTION 805.           Reports by Security Registrar

ARTICLE NINE
CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

       SECTION 901.           Company May Consolidate, etc., Only on
               Certain Terms
       SECTION 902.           Successor Corporation Substituted

ARTICLE TEN
SUPPLEMENTAL INDENTURES

       SECTION 1001.          Supplemental Indentures Without Consent
               of Holders
       SECTION 1002.          Supplemental Indentures with Consent of
               Holders
       SECTION 1003.          Execution of Supplemental Indentures
       SECTION 1004.          Effect of Supplemental Indentures
       SECTION 1005.          Conformity with Trust Indenture Act
       SECTION 1006.          Reference in Securities to Supplemental
               Indentures

ARTICLE ELEVEN
COVENANTS

       SECTION 1101.          Payment of Principal, Premium and
               Interest
       SECTION 1102.          Maintenance of Office or Agency
       SECTION 1103.          Money for Security Payments to be Held
               in Trust
       SECTION 1104.          Limitation on Liens
       SECTION 1105.          Sale and Leaseback Transactions
       SECTION 1106.          Annual Statement
       SECTION 1107.          Waiver of Certain Covenants

ARTICLE TWELVE
MEETINGS OF HOLDERS OF SECURITIES

       SECTION 1201.          Purposes of Meetings
       SECTION 1202.          Call of Meetings by Trustee
       SECTION 1203.          Call of Meetings by Company or Holders
       SECTION 1204.          Qualifications for Voting
       SECTION 1205.          Quorum; Adjourned Meetings
       SECTION 1206.          Regulations
       SECTION 1207.          Voting Procedure
       SECTION 1208.          Written Consent in Lieu of Meetings
       SECTION 1209.          No Delay of Rights by Meeting

ARTICLE THIRTEEN
DEFEASANCE AND COVENANT DEFEASANCE

       SECTION 1301.          Company's Option to Effect Defeasance or
                              Covenant Defeasance
       SECTION 1302.          Defeasance and Discharge
       SECTION 1303.          Covenant Defeasance
       SECTION 1304.          Conditions to Defeasance of Covenant
               Defeasance
       SECTION 1305. Deposited Money and U.S. Government Obligations to be Held in Trust; Other Miscellaneous Provisions
       SECTION 1306.          Reinstatement

   INDENTURE dated as of March 1, 1994, between CBI INDUSTRIES, INC., a Delaware corporation (hereinafter called the "Company"), having an office at 800 Jorie Boulevard, Oak Brook, Illinois 60521, and CHEMICAL BANK, a corporation organized under the laws of the State of New York, having its Corporate Trust Office at 450 West 33rd Street, 15th Floor, New York, New York 10001, as trustee (hereinafter called the "Trustee").

RECITALS OF THE COMPANY

   The Company has duly authorized the execution and delivery of this Indenture to provide for the issue from time to time of its unsecured debentures, notes, bonds or other evidences of indebtedness to be issued in one or more series (such debt securities of the Company, irrespective of designated maturity, are hereinafter called the "Securities") as in this Indenture provided, up to such principal amount or amounts as may from time to time be authorized in or pursuant to one or more resolutions of the Board of Directors.

   All things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

   For and in consideration of the premises and the purchase or acceptance of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of the respective Holders from time to time of the Securities or of any series thereof as follows:


ARTICLE ONE
DEFINITIONS AND OTHER PROVISIONS
OF GENERAL APPLICATION

   SECTION 101.       Definitions.

   For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

   (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

   (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

   (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America and, except as otherwise herein expressly provided, the term
"generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

   (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

   Certain terms used principally in Article Seven are defined in that Article.

   "Act" when used with respect to any Holder has the meaning specified in Section 104.

   "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

   "Authentication Agent" means any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to
Section 714.

   "Authorized Newspaper" means a newspaper of general circulation, in the official language of the country of publication or in the English language, customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Whenever successive publications in an Authorized Newspaper are required hereunder they may be made (unless otherwise expressly provided herein) on any Business Day and in the same or different Authorized Newspapers.

   "Board of Directors" means either the Board of Directors of the Company or any duly authorized committee of that Board.

   "Board Resolution" means a copy of a resolution certified by the Chairman of the Board, Vice Chairman of the Board, President, a Vice President, the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

   "Business Day", when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Securities, means, unless otherwise specified with respect to any series of Securities pursuant to Section 301, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or particular location are authorized or obligated by law, regulation or executive order to close.

   "Capitalized Rent" means, as calculated by the Company, the total net amount of rent payable for the remaining term as of the date of determination thereof under a lease of Principal Property by the Company or any of its Restricted Subsidiaries, discounted from the respective due dates thereof to such date at the rate per annum equal to the weighted average interest rate borne by the Securities. The weighted average interest rate borne by the Securities shall be calculated by dividing the aggregate of the annual interest payments required on the Securities, based on the amount Outstanding at the latest date any Securities were issued hereunder, by the aggregate principal amount of the Securities Outstanding at such date. In the case of an Original Issue Discount Security, the amount Outstanding shall be deemed to be the entire principal thereof and the annual interest payments shall be deemed to be the product obtained by multiplying such entire principal amount by the rate of interest payable on overdue principal. The total net amount of rent payable under any such lease for any period shall be the total amount of the rent payable by the lessee with respect to such period but shall not include amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates, sewer rents and similar charges and contingent rents such as those based on sales. The remaining term under any lease shall be calculated without giving effect to any unexercised option of the lessee for the renewal or extension of any term. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

   "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it, then the body performing such duties on such date.

   "Company" means the Person named as the "Company" in the first paragraph of this Indenture unless and until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation or any such successor to such a successor.

   "Company Request" and "Company Order" mean, respectively, a written request or order signed in the name of the Company by its Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by another Vice President, its Treasurer, its Secretary, an Assistant Secretary or an Assistant Treasurer, and delivered to the Trustee.

   "Consolidated Current Liabilities" means the aggregate of the current liabilities of the Company and its Restricted Subsidiaries (excluding liabilities of Unrestricted Subsidiaries) appearing on the most recent available consolidated balance sheet of the Company and its Restricted Subsidiaries, all in accordance with generally accepted accounting principles; provided, however, that in no event shall Consolidated Current Liabilities include any obligation of the Company and its Restricted Subsidiaries issued under a revolving credit or similar agreement if the obligation issued under such agreement matures by its terms within 12 months from the date thereof but by the terms of such agreement such obligation may be renewed or extended or the amount thereof reborrowed or refunded at the option of the Company or any Restricted Subsidiary for a term in excess of 12 months from the date of determination.

   "Consolidated Net Tangible Assets" means Consolidated Tangible
Assets after deduction of Consolidated Current Liabilities.

   "Consolidated Tangible Assets" means the aggregate of all assets of the Company and its Restricted Subsidiaries (including the value of all existing Sale and Leaseback Transactions (as defined in Section 1105) and any assets resulting from the capitalization of other long-term lease obligations in accordance with generally accepted accounting principles but excluding the value of assets or investment in any Unrestricted Subsidiary or any non-majority-owned subsidiary) appearing on the most recent available consolidated balance sheet of the Company and its Restricted Subsidiaries at their net book values, after deducting related depreciation, amortization and other valuation reserves and excluding (a) any capital write-ups resulting from reappraisals of assets or of other investments after March 1, 1994 (other than a write-up of any assets constituting part of the assets and business of another corporation made in connection with the acquisition, direct or indirect, of the assets and business of such other corporation) except as permitted in accordance with generally accepted accounting principles, (b) treasury stock, (c) patent and trademark rights, good will, unamortized discounts and expenses and any other intangible items, all in accordance with generally accepted accounting principles.

   "Corporate Trust Office" means an office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution and delivery of this Indenture is located at 450 West 33rd Street, 15th Floor, New York, New York 10001, Attn: Corporate Trust Administration, Telephone 212-971-3347, Telecopy 212-613-7682, or such other address as the Trustee may notify the Company and the Holders from time to time.

   "corporation" includes any corporation, limited liability company, association, company, joint-stock company or business trust.

   "Defaulted Interest" has the meaning specified in Section 307.

   "Defeasance" has the meaning specified in Section 1302.

   "Defeasible Series" has the meaning specified in Section 1301.

   "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Securities Exchange Act of 1934, as amended, that is designated to act as Depositary for such Securities as contemplated by Section 301.

   "Dollar or $" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

   "Event of Default" has the meaning specified in Section 601.

   "Funded Debt" means all indebtedness for money borrowed having a maturity of more than twelve months from the date of the most recent consolidated balance sheet of the Company and its Restricted Subsidiaries (excluding indebtedness of Unrestricted Subsidiaries) or renewable and extendible beyond twelve months at the option of the borrower and all obligations in respect of lease rentals which under generally accepted accounting principles would be shown on a consolidated balance sheet of the Company as a liability item other than a current liability; provided, however, that Funded Debt shall not include any of the foregoing to the extent that such indebtedness or obligations are not required by generally accepted accounting principles to be shown on the balance sheet of the Company.

   "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

   "Holder" means any Person in whose name a Security of any series is registered in the Security Register applicable to Securities of such series.

   "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301.

   "Indexed Security" means a Security the terms of which provide that the principal amount thereof payable at Stated Maturity may be more or less than the principal face amount thereof at original issuance.

   "Interest", when used with respect to an Original Issue
Discount Security which by its terms bears interest only after maturity, means interest payable after maturity.

   "Interest Payment Date", when used with respect to any series of Securities, means the Stated Maturity of an installment of interest on such Securities.

   "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether on a Repayment Date, at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

   "Officers' Certificate" means a certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by another Vice President, the Treasurer, the Secretary, or an Assistant Treasurer or Assistant Secretary of the Company, and delivered to the Trustee. Each such certificate shall contain the statements set forth in Section 102 if and to the extent required by the provisions of such Section.

   "Opinion of Counsel" means a written opinion of counsel, who may be an employee of or counsel to the Company or who may be other counsel satisfactory to the Trustee. Each such opinion shall contain the statements set forth in Section 102 if and to the extent required by the provisions of such Section.

   "Original Issue Discount Security" means any Security which by its terms provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the Maturity thereof.

   "Outstanding", when used with respect to Securities or Securities of any series, means, as of the date of determination, all such Securities theretofore authenticated and delivered under this Indenture, except:

      (i) such Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

      (ii) such Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided, however, that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

      (iii) Securities as to which Defeasance has been effected pursuant to Section 1302; and

      (iv) such Securities in exchange for or in lieu of which other such Securities have been authenticated and delivered pursuant to this Indenture, or such Securities which have been paid, pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Securities are held by Persons in whose hands any of such Securities are a legal, valid and binding obligation of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of such Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders of Securities for quorum purposes, (A) the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon acceleration of the Maturity thereof pursuant to Section 602, (B) the principal amount of any Indexed Security that shall be deemed to be Outstanding shall be the principal face amount of such Indexed Security at original issuance unless otherwise provided with respect to such Security pursuant to
Section 301, and (C) such Securities owned by the Company or such other obligor upon such Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only such Securities which the Trustee knows to be so owned shall be so disregarded. Such Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other such obligor upon such Securities or any Affiliate of the Company or such other obligor. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all such Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described Persons; and, subject to the provisions of Section 701, the Trustee shall be entitled to accept and rely upon such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all such Securities not listed therein are Outstanding for the purpose of any such determination.

   "Paying Agent" means any Person authorized by the Company to pay the principal of, premium, if any, or interest on any Securities on behalf of the Company.

   "Periodic Offering" means an offering of Securities of a series from time to time the specific terms of which Securities, including, without limitation, the rate or rates of interest or formula for determining the rate or rates of interest thereon, if any, the Stated Maturity or Stated Maturities thereof, the original issue date or dates thereof, the redemption provisions, if any, with respect thereto, and any other terms specified as contemplated by Section 301 with respect thereto, are to be determined by the Company upon the issuance of such Securities.

   "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

   "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 301.

   "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security, and for the purposes of this definition, any Security authenticated and delivered under Section 306 in lieu of a mutilated, lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

   "Principal Property" means any manufacturing plant or other facility of the Company or any Restricted Subsidiary, whether now owned or hereafter acquired, which, in the opinion of the Board of Directors, is of material importance to the business conducted by the Company and its Restricted Subsidiaries as a whole.

   "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

   "Redemption Price", when used with respect to any Security to be redeemed, means the price specified in such Security at which it is to be redeemed pursuant to this Indenture.

   "Regular Record Date" for the interest payable on any Security on any Interest Payment Date means the date, if any, specified in such Security as the "Regular Record Date".

   "Repayment Date", when used with respect to any Security to be repaid, means the date fixed for such repayment pursuant to such Security.

   "Repayment Price", when used with respect to any Security to be repaid, means the price at which it is to be repaid pursuant to such Security.

   "Responsible Officer", when used with respect to the Trustee, means the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the president, any vice president or assistant vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or any assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to any particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

   "Restricted Subsidiary" means (a) any Subsidiary other than an Unrestricted Subsidiary and (b) any Subsidiary which was an Unrestricted Subsidiary but which, subsequent to March 1, 1994, is designated by the Company (by or pursuant to Board Resolution) to be a Restricted Subsidiary, provided, however, that the Company may not designate any such Subsidiary to be a Restricted Subsidiary if the Company would thereby breach any covenant or agreement herein contained (on the assumptions that any outstanding Secured Debt of such Subsidiary was incurred at the time of such designation and that any Sale and Leaseback Transaction (as defined in Section 1105) to which such Subsidiary is then a party was entered into at the time of such designation).

   "Secured Debt" means indebtedness for money borrowed and any Funded Debt which is secured by a mortgage, pledge, lien, security interest or encumbrance on (a) any Principal Property of the Company or a Restricted Subsidiary or on (b) any shares of capital stock or indebtedness of any Restricted Subsidiary.

   "Security Register" and "Security Registrar" have the meanings specified in Sections 305 and 1102, respectively.

   "Special Record Date" for the payment of any Defaulted Interest (as defined in Section 307) means a date fixed by the Trustee pursuant to Section 307.

   "Stated Maturity" when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security, or such installment of interest is due and payable.

   "Subsidiary" means any corporation a majority of the Voting
Stock of which is at the time owned directly or indirectly by the Company or one or more of its other subsidiaries or by the Company and one or more of its other Subsidiaries.

   "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee or any such successor to such a successor Trustee. If pursuant to the provisions of this Indenture there shall be at any time more than one Trustee hereunder, the term "Trustee" as used with respect to Securities of any series shall mean the Trustee with respect to Securities of that series.

   "Trust Indenture Act" or "TIA" means, subject to Sections
1001(6) and 1005, the Trust Indenture Act of 1939, as amended, and as in force at the date as of which this Indenture was executed.

   "Unrestricted Subsidiary" means (a) any Subsidiary acquired or organized after March 1, 1994, provided, however, that such Subsidiary shall not be a successor, directly or indirectly, to any Restricted Subsidiary; (b) any Subsidiary whose principal business or assets are located outside the United States of America, its territories and possessions, Puerto Rico or Canada;
(c) any Subsidiary the principal business of which consists of financing or assisting in financing of customer construction projects or the acquisition or disposition of products by dealers, distributors or other customers; (d) any Subsidiary engaged in the insurance business or whose principal business is the ownership, leasing, purchasing, selling or development of real property; and (e) any Subsidiary substantially all the assets of which consist of stock or other securities of a Subsidiary or Subsidiaries of a character described in clauses
(a) through (d) of this paragraph; unless and until any such Subsidiary shall have been designated to be a Restricted Subsidiary pursuant to clause (b) of the definition of "Restricted Subsidiary".

   "U.S. Government Obligations" means securities that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended) as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt.

   "U.S. Person" means, unless otherwise specified with respect to the Securities of any series as contemplated by Section 301, a citizen, national or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

   "Voting Stock" means outstanding shares of capital stock having under ordinary circumstances (not dependent on the happening of a contingency) voting power for the election of directors.

   SECTION 102.       Compliance Certificates and Opinions.

   Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by officers of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act and any other requirements set forth in this Indenture.

   Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

      (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

      (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

      (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

   SECTION 103.       Form of Documents Delivered to Trustee.

   In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person or Persons may certify or give an opinion as to such matters in one or several documents.

   Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

   Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

   SECTION 104.       Acts of Holders.

   (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders or Holders of Securities of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing or by the record of the Holders of Securities voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article Twelve; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or any such record are delivered to the Trustee, and where it is hereby expressly required, to the Company. Such instrument or instruments or such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 701) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
The record of any meeting of Holders of Securities shall be proved in the manner provided in Article Twelve and the record so proved shall be sufficient for any purpose of this Indenture and (subject to Section 701) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

   (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that the Trustee deems sufficient.

   (c) The ownership of Securities shall be proved by the Security Register.

   (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the transfer thereof or in exchange therefor or in lieu thereof, in respect of any thing done or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

   (e) The Company may, in the circumstances permitted by the Trust Indenture Act, fix any day as the record date for the purpose of determining the Holders of Securities of any series entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted to be given or taken by Holders of Securities of such action, authorized or permitted to be given or taken by Holders of Securities of such series. If not set by the Company prior to the first solicitation of a Holder of Securities of such series made by any Person in respect of any such actions, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 801) prior to such first solicitation or vote, as the case may be. With regard to any record date for action to be taken by the Holders of one or more series of Securities, only the Holders of Securities of such series on such date (or their duly designated proxies) shall be entitled to give or take, or vote on, the relevant action.
With regard to any record date set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date (or their duly appointed agents), and only such Persons, shall be entitled to give or take the relevant action, whether or not such Holders remain Holders after such record date. With regard to any action that may be given or taken hereunder only by Holders of a requisite principal amount of Outstanding Securities of any series (or their duly appointed agents) and for which a record date is set pursuant to this paragraph, the Company may, at its option, set an expiration date after which no such action purported to be given or taken by any Holder shall be effective hereunder unless given or taken on or prior to such expiration date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date (or their duly appointed agents). On or prior to any expiration date set pursuant to this paragraph, the Company may, on one or more occasions at its option, extend such date to any later date. Nothing in this paragraph shall prevent any Holder
(or any duly appointed agent thereof) from giving or taking, after any expiration date, any action identical to, or, at any time, contrary to or different from, any action given or taken, or purported to have been given or taken, hereunder by a Holder on or prior to such date, in which event the Company may set a record date in respect thereof pursuant to this paragraph. Notwithstanding the foregoing or the Trust Indenture Act, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any action to be given or taken by Holders pursuant to Sections 601, 602 or 612.

   (f) Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

   SECTION 105.       Notices etc., to Trustee and Company.

   Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with

      (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust
Office, or

      (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as provided in Section 601(4)) if made, given, furnished or filed in writing to or with the Company at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company.

   SECTION 106.       Notices to Holders; Waiver.

   Where this Indenture or any Security provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein or in such Securities expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder of such Securities, at his address as it appears on the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given.

   In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or otherwise, it shall be impractical to mail notice of any event to the Holders of Securities when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee and the Company shall be deemed to be a sufficient giving of such notice.

   Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

   SECTION 107.       Conflict with Trust Indenture Act.

   If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the TIA, such required or deemed provision of the TIA shall control.

   SECTION 108.       Effect of Headings and Table of Contents.

   The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not affect the construction hereof.

   SECTION 109.       Successors and Assigns.

   All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

   SECTION 110.       Separability Clause.

   In case any provision in this Indenture or in the Securities of any series shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

   SECTION 111.       Benefits of Indenture.

   Nothing in this Indenture or in the Securities, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

   SECTION 112.       Governing Law.

   THIS INDENTURE AND THE SECURITIES SHALL BE CONSTRUED IN
ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW
YORK, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF
LAW.

   SECTION 113.       Legal Holidays.

   In any case where any Interest Payment Date or Repayment Date or Redemption Date or the Maturity of any Security or any date on which any Defaulted Interest is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Securities or this Indenture) payment of interest, premium, if any, or principal on any Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Interest Payment Date or Repayment Date or Redemption Date or Maturity or on the date on which Defaulted Interest is proposed to be paid, and no interest shall accrue for the period from and after such nominal date.

   SECTION 114.       Execution in Counterparts.

   This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

   SECTION 115.       No Security Interest Created.

   Nothing in this Indenture or in the Securities, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its Subsidiaries is located.


ARTICLE TWO
SECURITY FORMS

   SECTION 201.       Forms Generally.

   The Securities of each series and the certificates of authentication thereon shall have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may be required to comply with the rules of any securities exchange, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their signing of such Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

   The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their signing of such Securities.

   SECTION 202.       Forms of Securities.

   The Securities of each series shall be in one of the forms approved from time to time by or pursuant to a Board Resolution, or established in one or more indentures supplemental hereto. Prior to the delivery of such Securities to the Trustee for authentication in any form approved by or pursuant to a Board Resolution, the Company shall deliver to the Trustee the Board Resolution by or pursuant to which such form of Security has been approved, which Board Resolution shall have attached thereto a true and correct copy of the form of such Securities which has been approved by or pursuant thereto, or, if a Board Resolution authorizes a specific officer or officers to approve a form of such Securities, a certificate of such officer or officers approving the form of such Securities attached thereto.

   SECTION 203.       Form of Trustee's Certificate of Authentication.

   The following is the form of the Certificate of Authentication of the Trustee to be endorsed on the face of all Securities substantially as follows:

      This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

               CHEMICAL BANK, as Trustee


               By:_____________________________________
                      Authorized Officer


   SECTION 204.       Form of Legend for Global Securities.

   Any Global Security authenticated and delivered hereunder may bear any legend required to comply with the requirements of any Depositary.



                                           ARTICLE THREE

                                          THE SECURITIES

   SECTION 301.       Title and Terms.

   The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued up to the aggregate principal amount of Securities from time to time authorized by or pursuant to a Board Resolution.

   The Securities may be issued in one or more series. All Securities of each series issued under this Indenture shall in all respects be equally and ratably entitled to the benefits hereof with respect to such series without preference, priority or distinction on account of the actual time or times of the authentication and delivery or Maturity of the Securities of such series. There shall be established in or pursuant to a Board Resolution, and set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

      (1) the title of the Securities of the series (which title shall distinguish the Securities of the series from all other
Securities);

      (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (which limit shall not pertain to Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 304, 305, 306, 407, or 1006);

      (3) the date or dates on which the principal of the Securities of the series is payable or the method of determination thereof;

      (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method of calculating such rate or rates of interest, the date or dates from which such interest shall accrue or the method by which such date or dates shall accrue or the method by which such date or dates shall be determined, and the Interest Payment Dates on which any such interest shall be payable;

      (5)      the place or places where, subject to the provisions of
Section 1102, the principal of, premium, if any, and interest, if any, on Securities of the series shall be payable;

      (6) the period of periods within which, the price or prices at which, and the other terms and conditions upon which, Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than as provided in
Section 403, the manner in which the particular Securities of such series (if less than all Securities of such series are to be redeemed) are to be selected for redemption;

      (7) the obligation, if any, of the Company to redeem or purchase Securities of the series pursuant to any sinking fund or analogous provisions or upon the happening of a specified event or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the other terms and conditions upon which, Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and any provisions for the remarketing of such Securities;

      (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

      (9) if other than Dollars, the currency or currencies (including currency units) in which the principal of, premium, if any, and interest, if any, on the Securities of the series shall be payable, or in which the Securities of the series shall be denominated, the particular provisions applicable thereto, and whether the Securities of the series may be satisfied and discharged other than as provided in Article Five;

      (10) if the payments of principal of, premium, if any, or interest, if any, on the Securities of the series are to be made, at the election of the Company or a Holder, in a currency or currencies (including currency units) other than that in which such Securities are denominated or designated to be payable, the currency or currencies (including currency units) in which such payments are to be made, the terms and conditions of such payments and the manner in which the exchange rate with respect to such payments shall be determined, the particular provisions applicable thereto, and whether the Securities of the series may be satisfied and discharged other than as provided in Article
Five;

      (11) if the amount of payments of principal of, premium, if any, and interest, if any, on the Securities of the series shall be determined with reference to an index, formula or other method (which index, formula or method may be based, without limitation, on a currency or currencies (including currency units) other than that in which the Securities of the series are denominated or designated to be payable), the index, formula or other method by which such amounts shall be determined;

      (12) if other than the principal amount thereof, the portion of the principal amount of such Securities of the series which shall be payable upon declaration of acceleration thereof pursuant to Section 602 or the method by which such portion shall be determined;

      (13) if other than as provided in Section 307, the Person to whom any interest on any Security of the series shall be payable, and the extent to which, or the manner in which (including any certification requirement and other terms and conditions under which), any interest payable on a temporary or permanent Global
Security on an Interest Payment Date will be paid if other than in the manner provided herein;

      (14) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified;

      (15) any deletions from, modifications of or additions to the Events of Default set forth in Section 601 or covenants of the Company set forth in Article Eleven pertaining to the Securities of the series;

      (16) under what circumstances, if any, the Company will pay additional amounts on the Securities of that series held by a Person who is not a U.S. Person in respect of taxes or similar charges withheld or deducted and, if so, whether the Company will have the option to redeem such Securities rather than pay such additional amounts (and the terms of any such option);

      (17) the applicability, if any, to the Securities of or within the series of Article Thirteen or such other means of defeasance or covenant defeasance as may be specified for the Securities, and whether, for the purpose of such defeasance or covenant defeasance, the term "U.S. Government Obligation" shall include obligations referred to in the definition of such term which are not obligations of the United States or an agency or instrumentality of the United States;

      (18) if other than the Trustee, the identity of the Security Registrar and any Paying Agent;

      (19) if and as applicable, that the Securities of the series shall be issuable in whole or in part in the form of one or more
Global Securities and, in such a case, the Depositary or Depositaries for such Global Security or Global Securities and any circumstances other than those set forth in Section 305 in which any such Global Security may be transferred to, and registered and exchanged for Securities registered in the name of, a Person other than the Depositary for such Global Security or a nominee thereof and in which any such transfer may be registered;

      (20) the terms and conditions upon which Securities of the series will be convertible into shares of Common Stock or other securities of the Company, including the conversion price, the conversion period and other conversion terms and provisions; and

      (21) any other term of the series (which term shall not be inconsistent with the provisions of this Indenture), including, but not limited to, any terms which may be required by or advisable under United States laws or regulations or advisable in connection with the marketing of Securities of the series.

   All Securities of any one series shall be substantially identical except as to denomination and the rate or rates of interest, if any, and Stated Maturity, the date from which interest, if any, shall accrue and except as may otherwise be provided in or pursuant to an Officers' Certificate pursuant to this Section 301 or in an indenture supplemental hereto. All Securities of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened, without the consent of the Holders, for issuances of additional Securities of such series or for the establishment of additional terms with respect to the Securities of such series.

   The principal of, premium, if any, and interest on the Securities shall be payable at the office or agency maintained by the Company for such purposes as provided in Section 1102 (herein called the "Place of Payment"); provided, however, that, unless otherwise provided in or pursuant to an Officers' Certificate pursuant to this Section 301 or in an indenture supplemental hereto, payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

   SECTION 302.       Denominations.

   The Securities of each series shall be issuable in such denominations as shall be specified as contemplated in Section
301. In the absence of any specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

   SECTION 303.       Execution, Authentication, Dating and Delivery.

   The Securities shall be executed on behalf of the Company by its Chairman of the Board, Vice Chairman of the Board, President or one of its Vice Presidents under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signatures of any or all of these officers on the Securities may be manual or facsimile.

   Securities bearing the manual or facsimile signatures of individuals who are, at any time on or after the date as of which this Indenture is dated, the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

   At any time and from time to time, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and make available for delivery such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities; provided, however, that in the case of Securities offered in a Periodic Offering, the Trustee shall authenticate and deliver such Securities from time to time in accordance with such other procedures (including, without limitation, the receipt by the Trustee of oral or electronic instructions from the Company or its duly authorized agents, promptly confirmed in writing) acceptable to the Trustee as may be specified by or pursuant to a Company Order delivered to the Trustee prior to the time of the first authentication of Securities of such series.

   If the form or terms of the Securities of a series have been established by or pursuant to one or more Officers' Certificates as permitted by Section 301, in authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating,

      (1) that the forms and terms of such Securities have been established in conformity with the provisions of this Indenture;
and

      (2) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to customary exceptions;

   provided, however, that, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive such Opinion of Counsel only once at or prior to the time of the first authentication of Securities of such series and that the Opinion of Counsel above may state:

      (x) that the forms of Securities have been, and the terms of such Securities (when established in accordance with such procedures as may be specified from time to time in a Company
Order, all as contemplated by and in accordance with a Board
Resolution or an Officers' Certificate pursuant to Section 301, as the case may be) will have been, established in conformity with the provisions of this Indenture; and

               (y) that such Securities, when (1) executed by the Company, (2) completed, authenticated and delivered by the Trustee in accordance with this Indenture, and (3) issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to customary exceptions.

   With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the form and terms thereof and the legality, validity, binding effect and enforceability thereof, upon the Opinion of Counsel and other documents delivered pursuant to Section 201 or 301, at or prior to the time of the first authentication of Securities of such series unless and until it has received written notification that such opinion or other documents have been superseded or revoked. In connection with the authentication and delivery of Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to assume that the Company's instructions to authenticate and deliver such Securities do not violate any rules, regulations or orders of any governmental agency or commission having jurisdiction over the Company.

   Notwithstanding the provisions of Section 301 and of the two preceding paragraphs, if all of the Securities of any series are not to be issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to
Section 301 at or prior to the time of the authentication of each Security of such series if such Officers' Certificate is delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued.

   The Trustee shall not be required to authenticate such Securities if the issue thereof will adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee or such action would expose the Trustee to personal liability to existing Holders.

   Unless otherwise provided in the form of Security for any series, all Securities shall be dated the date of their authentication.

   No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

   Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of this Indenture.

   SECTION 304.       Temporary Securities.

   Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order, the Trustee shall authenticate and deliver, such temporary Securities which may be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denominations, substantially of the tenor of such definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such temporary Securities may determine, as evidenced by their execution of such temporary Securities.

   If temporary Securities of any series are issued, the Company will cause definitive Securities of such series to be prepared without unreasonable delay. After the preparation of definitive Securities of any series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series, upon surrender of the temporary Securities of such series at any office or agency maintained by the Company for such purposes as provided in Section 1102, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of such series having the same interest rate and Stated Maturity and bearing interest from the same date of any authorized denominations. Until so exchanged the temporary Securities of such series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series.

   SECTION 305.       Registration, Transfer and Exchange.

   The Company shall cause to be kept at the offices or agencies to be maintained by the Company as provided in Section 1102 of this Indenture a register for each series of Securities issued hereunder (herein sometimes referred to as a "Security Register" and all such registers for each series of Securities herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and the registration of transfers and exchanges of Securities as herein provided.

   Upon surrender for registration of transfer of any Security of any series at any office or agency to be maintained by the Company as provided in Section 1102, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of such series having the same interest rate and Stated Maturity and bearing interest from the same date of any authorized denominations of a like aggregate principal amount, all as requested by the transferor.

   At the option of the Holder, Securities of any series may be exchanged for other Securities of such series having the same interest rate and Stated Maturity and bearing interest from the same date of any authorized denominations, of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency, and upon payment, if the Company shall so require, of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

   All Securities issued in exchange for or upon transfer of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered for such exchange or transfer.

   Every Security presented or surrendered for registration of transfer or exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

   Unless otherwise provided in the Securities to be transferred or exchanged, no service charge shall be made for any transfer or exchange of Securities, but the Company may (unless otherwise provided in such Securities) require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Securities, other than exchanges expressly provided in this Indenture to be made at the Company's own expense or without expense or without charge to Holders.

   The Company shall not be required (i) to issue, transfer or exchange any Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series to be redeemed under Section 403 and ending at the close of business on the day of the mailing of a notice of redemption of Securities of such series so selected for redemption, or (ii) to transfer or exchange any Securities so selected for redemption in whole or that portion of any Security selected for redemption in part.

   Notwithstanding any other provision in this Indenture, any Global Security shall be exchangeable pursuant to this Section 305 for Securities registered in the names of Persons other than the Depositary for such Global Security or its nominee only when
(i) such Depositary notifies the Company and the Trustee in writing that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor Depositary is not appointed by the Company within 90 days, (ii) the Company in its sole discretion determines that Securities shall no longer be represented by a Global Security and executes and delivers to the Trustee a Company Order that such Global Security shall be so exchangeable, (iii) there shall have occurred and be continuing an Event of Default or an event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default with respect to the Securities represented by such Global Security or (iv) there shall exist such other circumstances, if any, as shall be specified for this purpose as contemplated by
Section 301. Any Global Security that is exchangeable pursuant to clause (i), (ii), (iii) or (iv) above, shall be surrendered by the Depositary, or such other depositary as shall be specified in the Company Order with respect thereto, to the Trustee, as the agent for such purpose, to be exchanged, in whole or in part, for definitive Securities without charge, and the Trustee shall authenticate and deliver, in exchange for each portion of such permanent Global Security, an equal aggregate principal amount of definitive Securities, executed by the Company, of the same series of authorized denominations and of like tenor as the portion of such Global Security to be exchanged, which shall be in the form of registered Securities as provided in the Company Order.

   Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security other than pursuant to clauses (i), (ii), (iii) or (iv) in the preceding paragraph, whether pursuant to this Section, Section 304, 306, 407 or 1006 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security.

   SECTION 306.       Mutilated, Destroyed, Lost and Stolen Securities.

   A mutilated Security may be surrendered and, after the delivery to the Company and the Trustee of such security or indemnity as may be required by them to save each of them harmless, the Company may execute and the Trustee may authenticate and deliver in exchange therefor a new Security of the same series of like tenor and principal amount and bearing a number or other identifying mark not contemporaneously Outstanding.

   If there be delivered to the Company and to the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security, and (ii) such security or indemnity as may be required by them to save each of them harmless, then, the Company may execute and upon its request the Trustee may authenticate and deliver in lieu of any such destroyed, lost or stolen Security a new Security of the same series of like tenor and principal amount and bearing a number or other identifying mark not contemporaneously Outstanding.

   In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may instead of issuing a new Security, pay such Security.

   Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

   Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

   The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

   SECTION 307.       Payment of Interest; Interest Rights Preserved.

   Interest which is payable, and is punctually paid or duly provided for, on any Interest Payment Date, on any Security, shall unless otherwise provided in such Security be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

   In the case of Securities represented by a Global Security registered in the name of or held by a Depositary or its nominee, unless otherwise specified by Section 301, payment of principal, premium, if any, and interest, if any, will be made to the Depositary or its nominee, as the case may be, as the registered owner or Holder of such Global Security.

   Unless otherwise stated in the form of Security of a series, interest on the Securities of any series shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

   Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

      (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names any such Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment.
The Trustee shall promptly notify the Company of such Special
Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted
Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of such Securities, at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in an Authorized Newspaper, but such publication shall not be a condition precedent to the establishment of such Special Record
Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names such Securities (or their respective Predecessor Securities) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

      (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of that series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

   Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

   SECTION 308.       Persons Deemed Owners.

   Prior to due presentment of any Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, premium, if any, and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company, or the Trustee shall be affected by notice to the contrary.

   None of the Company, the Trustee or any agent of the Company, or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company, or the Trustee, or any agent of the Company, or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depository (or its nominee), as a Holder, with respect to such Global Security or impair, as between such depository and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise of the rights of such Depository (or its nominee) as Holder of such Global Security.

   SECTION 309.       Cancellation.

   All Securities surrendered for payment, transfer or exchange shall, if surrendered to the Company or any agent of the Company, be delivered to the Trustee and shall be promptly cancelled by it or if surrendered to the Trustee shall be cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be destroyed by the Trustee and a certificate of such destruction shall be delivered to the Company.


ARTICLE FOUR
REDEMPTION OF SECURITIES; SINKING FUNDS

   SECTION 401.       Applicability of Article.

   The Company may reserve the right to redeem and pay before Stated Maturity all or any part of the Securities of any series, either by optional redemption, sinking fund (mandatory or optional) or otherwise, by provision therefor in the form of Security for such series approved or established pursuant to
Section 202 and on such terms as are specified in such form or the Officers' Certificate delivered pursuant to Section 301 or the indenture supplemental hereto as provided in Section 301 with respect to Securities of such series. Redemption of Securities of any series shall be made in accordance with the terms of such Securities and, to the extent that this Article does not conflict with such terms, in accordance with this Article.

   SECTION 402.       Election to Redeem; Notice to Trustee.

   The election of the Company to redeem any Securities redeemable at the option of the Company shall be evidenced by an Officers' Certificate. In case of any redemption at the election of the Company of less than all the Securities of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In case of any redemption at the election of the Company of all the Securities of any series, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date.

   SECTION 403.       Selection by Trustee of Securities to Be Redeemed.

   If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of such series. Unless otherwise provided by the terms of the Securities of any series so selected for partial redemption, the portions of the principal amount which remains Outstanding shall not be less than the minimum authorized denomination for Securities of such series.

   The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed.

   For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal of such Security which has been or is to be redeemed.

   SECTION 404.       Notice of Redemption.

   Notice of redemption shall be given in the manner provided in
Section 106, not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed.

   All notices of redemption shall state:

      (1)      the Redemption Date;

      (2)      the Redemption Price;

      (3) if less than all Outstanding Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the respective principal amounts) of the Securities to be redeemed from the Holder to whom the notice is given;

      (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the holder will receive, without a charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed;

      (5) that on the Redemption Date, the Redemption Price will become due and payable upon each such Security, and that interest, if any, thereon shall cease to accrue on said date;

      (6) the place where such Securities are to be surrendered for payment of the Redemption Price, which shall be the office or agency maintained by the Company for such purposes as provided in
Section 1102; and

      (7) that the redemption is on account of a sinking fund, if that be the case.

   Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, on Company Request, by the Trustee in the name and at the expense of the Company.

   Unless any Security by its terms prohibits any sinking fund payment obligation from being satisfied by delivering and crediting Securities (including Securities redeemed otherwise than through a sinking fund), the Company may deliver such Securities to the Trustee for crediting against such payment obligation in accordance with the terms of such Securities and this Indenture.

   SECTION 405.       Deposit of Redemption Price.

   Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1103) an amount of money sufficient to pay the Redemption Price of, which shall include any premium and interest payable on, all the Securities which are to be redeemed on that date.

   SECTION 406.       Securities Payable on Redemption Date.

   Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and on such date (unless the Company shall default in the payment of the Redemption Price) such Securities shall cease to bear interest. Upon surrender of such Securities for redemption in accordance with said notice, such Securities shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date. Installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities on the relevant Regular Record Dates according to their terms and the provisions of Section 307.

   If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by such Security, or as otherwise provided in such Security.

   SECTION 407.       Securities Redeemed in Part.

   Any Security which is to be redeemed only in part shall be surrendered at the office or agency maintained by the Company for such purposes as provided in Section 1102 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder of such Security or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series having the same interest rate and Stated Maturity and bearing interest from the same date of any authorized denominations as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

   SECTION 408.       Provisions with Respect to any Sinking Funds.

   If the form or terms of any series of Securities shall provide that, in lieu of making all or any part of any mandatory sinking fund payment with respect to such series of Securities in cash, the Company may at its option (1) deliver to the Trustee for cancellation any Securities of such series theretofore acquired by the Company, or (2) receive credit for any Securities of such series (not previously so credited) acquired by the Company and theretofore delivered to the Trustee for cancellation, then Securities so delivered or credited shall be credited at the applicable sinking fund Redemption Price with respect to Securities of such series.

   On or before the 60th day next preceding each sinking fund Redemption Date, the Company will deliver to the Trustee a certificate signed by the Treasurer or any Assistant Treasurer of the Company specifying (i) the portion of the mandatory sinking fund payment to be satisfied by deposit of funds, by delivery of Securities theretofore purchased or otherwise acquired by the Company (which Securities shall accompany such certificate) and by credit for Securities acquired by the Company and theretofore delivered to the Trustee for cancellation redeemed by the Company and stating that the credit to be applied has not theretofore been so applied or applied in lieu of retiring Funded Debt pursuant to Section 1105 and (ii) whether the Company intends to exercise its right, if any, to make an optional sinking fund payment, and if so, the amount thereof. Such certificate shall also state that no Event of Default has occurred and is continuing. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In case of the failure of the Company on or before the 60th day next preceding each sinking fund Redemption Date to deliver such certificate (or to deliver the Securities specified in this paragraph), the sinking fund payment due on the next succeeding sinking fund payment date shall be paid entirely in funds and shall be sufficient to redeem the principal amount of Securities as a mandatory sinking fund payment, without the option to deliver or credit Securities as provided in the first paragraph of this Section 408 and without the right to make an optional sinking fund payment as provided herein.

   If the sinking fund payment or payments (mandatory or optional) with respect to any series of Securities made in cash plus any unused balance of any preceding sinking fund payments with respect to Securities of such series made in cash shall exceed $100,000 (or a lesser sum if the Company shall so request), unless otherwise provided by the terms of such series of Securities, said cash shall be applied by the Trustee on the sinking fund Redemption Date with respect to Securities of such series next following the date of such payment to the redemption of Securities of such series at the applicable sinking fund Redemption Price with respect to Securities of such series, together with accrued interest, if any, to the date fixed for redemption, with the effect provided in Section 406. The Trustee shall select, in the manner provided in Section 403, for redemption on such sinking fund Redemption Date a sufficient principal amount of Securities of such series to utilize said cash and shall thereupon cause notice of redemption of the Securities of such series for the sinking fund to be given in the manner provided in Section 404 (and with the effect provided in Section 406) for the redemption of Securities in part at the option of the Company. Any sinking fund moneys not so applied or allocated by the Trustee to the redemption of Securities of such series shall be added to the next cash sinking fund payment with respect to Securities of such series received by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 408. Any and all sinking fund moneys with respect to Securities of any series held by the Trustee at the Maturity of Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee, together with other moneys, if necessary, to be deposited sufficient for the purpose, to the payment of the principal of the Securities of such series at Maturity.

   On or before each sinking fund Redemption Date provided with respect to Securities of any series, the Company shall pay to the Trustee in cash a sum equal to all accrued interest, if any, to the date fixed for redemption on Securities to be redeemed on such sinking fund Redemption Date pursuant to this Section 408.


ARTICLE FIVE
SATISFACTION AND DISCHARGE

   SECTION 501.       Satisfaction and Discharge of Indenture.

   This Indenture upon Company Request shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange of Securities, (ii) rights hereunder of Holders to receive payments of principal of, premium, if any, and interest on, the Securities, and other rights, duties and obligations of the Holders as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

      (1)      either

      (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
Section 306 and (ii) Securities for which payment money has theretofore been deposited in trust or segregated and held in trust by the Company including money so deposited in trust or so segregated and held in trust and thereafter repaid to the Company or discharged from such trust, as provided in Section 1103) have been delivered to the Trustee for cancellation; or

      (B) all such Securities not theretofore delivered to the Trustee for cancellation

               (i)    have become due and payable, or

               (ii)   will become due and payable at their Stated
Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of (i), (ii), or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable), or to the Stated Maturity or Redemption Date, as the case may be;

      (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

      (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 707 shall survive and the Company hereby agrees to reimburse the Trustee for any costs or expenses hereafter reasonably and properly incurred in connection with this Indenture or the Securities.

   SECTION 502.       Application of Trust Money.

   All money deposited with the Trustee pursuant to Section 501 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Holders of the Securities for whose payments such money has been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest; but such money need not be segregated from other funds except to the extent required by law.


ARTICLE SIX
REMEDIES

   SECTION 601.       Events of Default.

   "Event of Default", with respect to any series of Securities, wherever used and herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless such event is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture under or the Board Resolution under or pursuant to which such series of Securities is issued or in the form of Security for such series:

      (1) default in the payment of any installment of interest upon any Security of such series when it becomes due and payable, and continuance of such default for a period of 30 days after its due date; or

      (2) default in the payment of principal of or premium, if any, on any Security of such series at its Maturity; or

      (3) default in the making or satisfaction of any sinking fund payment or analogous obligation with respect to the Securities of such series when the same becomes due by the terms of the Securities of such series; or

      (4) default in the performance, or breach, of any covenant or warranty of the Company in respect of the Securities of such series in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

      (5) if an event of default with respect to any other series of Securities issued or hereafter issued pursuant to this Indenture or as defined in any mortgage, indenture or instrument, under which there may be issued, or by which there may be secured or evidenced, any indebtedness of the Company, whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such other series of Securities or such indebtedness, as the case may be, becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not be rescinded or annulled within 30 days after written notice to the Company from the Trustee or to the Company and to the Trustee from the Holders of not less than 25% in principal amount of the Securities of such series at the time Outstanding; provided, however, that the aggregate principal amount of indebtedness outstanding with respect to which such default or defaults relate exceeds $5,000,000; and provided further, however, that, subject to the provisions of Section 701 and Section 703, the Trustee shall not be charged with knowledge of any such default unless written notice thereof shall have been given to a Responsible
Officer by the Holder or an agent of the Holder of any Securities of any such other series or of any such indebtedness, as the case may be, or by the Trustee then acting under this Indenture with respect to such other series of Securities or under any indenture or other instrument, as the case may be, under which such default shall have occurred, or by the Holders of not less than 25% in the aggregate principal amount of the Securities of such series at the time Outstanding; and provided, further, that if such event of default with respect to such other series of Securities or such indebtedness, as the case may be, pursuant to this Indenture or such indenture or instrument, as the case may be, shall be remedied or cured by the Company or waived by the Holders of such other series of Securities or the holders of such indebtedness, as the case may be, pursuant to this Indenture or such indenture or instrument, as the case may be, then unless the maturity of the Securities of such series shall have been accelerated as provided herein, the Event of Default hereunder by reason thereof shall be deemed likewise to have been thereupon remedied, cured or waived without further action upon the part of either the Trustee or the Holders of Securities of such series;
or

      (6) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable Federal or State law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

      (7) the institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable Federal or State law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by the Company in furtherance of any such action; or

      (8) any other Event of Default provided with respect to Securities of that series.

   SECTION 602.       Acceleration of Maturity; Rescission and
Annulment.

   If an Event of Default with respect to any series of Securities for which there are Securities Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of such series may declare the principal (or, if the Securities of that series are Original Issue Discount Securities or Indexed Securities, such portion of the principal amount as may be specified in the terms of that series) of all the Securities of such series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal (or, in the case of Original Issue Discount Securities or Indexed Securities, such specified amount) shall become immediately due and payable.

   At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of such series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

      (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

      (A) all overdue installments of interest on all Securities of such series,

      (B) the principal of and premium, if any, on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities of such series or as otherwise provided in the form of Security of such series,

      (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate borne by the Securities of such series or as otherwise provided in the form of Security of such series, and

      (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

   and

      (2) all Events of Default, other than the non-payment of the principal of Securities of such series which have become due solely by such acceleration, have been cured or waived as provided in Section 613.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

   SECTION 603.       Collection of Indebtedness and
                       Suits for Enforcement by Trustee.

   The Company covenants that if

      (1) default is made in the payment of any installment of interest on any Security of any series when such interest becomes due and payable and such default continues for a period of 30 days, or

      (2) default is made in payment of the principal of or premium, if any, on any Security of any series at the Maturity thereof, or

      (3) default is made in the making or satisfaction of any sinking fund payment or analogous obligation with respect to the Securities of any series when the same becomes due by the terms of the Securities of any series, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of any such Security (or Holders of Securities of any such series in the case of Clause (3) above), the whole amount then due and payable on any such Security (or Securities of any such series in the case of Clause (3) above), for principal, premium, if any, and interest, with interest upon the overdue principal and premium, if any, and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities of such series or as otherwise provided in the form of Security of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

   If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

   If any Event of Default with respect to any series of Securities occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

   SECTION 604.       Trustee May File Proofs of Claim.

   In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities of any series or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise

      (1) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Securities of such series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of the Securities of such series allowed in such judicial proceeding, and

      (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and all other amounts due the Trustee under Section 707.

   Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder (except, as aforesaid, for the election of a trustee in bankruptcy or other person performing similar functions) in any such proceeding.

   SECTION 605.       Trustee May Enforce Claims without Possession of
Securities.

   All rights of action and claims under this Indenture or the Securities of any series may be prosecuted and enforced by the Trustee without the possession of any of the Securities of such series or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities of such series in respect of which such judgment has been recovered.

   SECTION 606.       Application of Money Collected.

   Any money collected by the Trustee with respect to any series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee, and, in the case of the distribution of such money on account of principal, premium, if any, or interest, upon presentation of the Securities of such series and the notation thereof of the payment if only partially paid and upon surrender thereof if fully paid;

      FIRST:          To the payment of all amounts due the Trustee
under Section 707;

      SECOND:         To the payment of the amounts then due and unpaid
upon the Securities of such series for principal, premium, if any, and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities, for principal, premium if any, and interest, respectively, and

       THIRD:         The balance, if any, to the Company.

   SECTION 607.       Limitation on Suits.

   No Holder of any Security of any series shall have any right to institute any proceeding judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

      (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Securities of such series;

      (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as trustee hereunder;

      (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

      (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

      (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding
Securities of such series;

it being understood and intended that no one or more Holders of such series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Securities of such series, or to obtain or to seek to obtain priority or preference over any other such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of such series.

   SECTION 608.       Unconditional Right of Holders to
                      Receive Principal, Premium and Interest.

   Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of, premium, if any, and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or in the case of redemption or repayment, on the Redemption Date or Repayment Date, as the case may be) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

   SECTION 609.       Restoration of Rights and Remedies.

   If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

   SECTION 610.       Rights and Remedies Cumulative.

   Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

   SECTION 611.       Delay or Omission Not Waiver.

   No delay or omission of the Trustee or of any Holder of a Security of any series to exercise any right or remedy accruing upon any Event of Default with respect to the Securities of such series shall impair any such right or remedy or constitute a waiver of any such Event of Default with respect to the Securities of such series or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders of the Securities of any series may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of the Securities of such series, as the case may be.

   SECTION 612.       Control by Holders.

   The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Securities of such series, provided that

      (1) such direction shall not be in conflict with any rule of law or with this Indenture, and

      (2) the Trustee, in its good faith determination subject to Sections 701 and 703 hereof, does not find that the obeyance by it of such direction shall be unduly prejudicial to the Holders of the Securities of such series not joining in such direction or expose the Trustee to personal liability, and provided, further, that the Trustee may take any other action which in its discretion it deems proper and which is not inconsistent with such direction.

   SECTION 613.       Waiver of Past Defaults.

   The Holders of a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder and its consequences, except a default

      (1) in the payment of the principal of, premium, if any, or interest on any Securities of such series, or in the payment of any sinking fund payment or analogous obligation with respect to Securities of such series, or

      (2) in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

   Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of the Security of such series under the Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

   SECTION 614.       Undertaking for Costs.

   All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the cost of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of, premium, if any, or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption or repayment, on or after the Redemption Date or Repayment Date).


ARTICLE SEVEN
THE TRUSTEE

   SECTION 701.       Certain Duties and Responsibilities.

   (a) Except during the continuance of an Event of Default with respect to any series of Securities,

      (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture with respect to Securities of such series, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

      (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether they conform to the requirements of this Indenture.

   (b) In case an Event of Default with respect to any series of Securities has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture with respect to Securities of such series, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

   (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that,

      (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

      (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

      (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount or such lesser principal amount as permitted in this Indenture of the Outstanding Securities of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to Securities of such series.

   (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

   (e) Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee as between the Trustee and the Holders shall be subject to the provisions of this Section.

   SECTION 702.       Notice of Defaults.

   Within 90 days after the occurrence of any default hereunder with respect to Securities of any series known to a Responsible Officer of the Trustee, the Trustee shall transmit by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security of such series, or in the payment of any sinking fund payment or analogous obligation with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 601(4) with respect to Securities of such series, no such notice to Holders of Securities of such series shall be given until at least 60 days, but in any event within 90 days, after the occurrence thereof. For the purpose of this Section, the term "default" with respect to the Securities of any series means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

   SECTION 703.       Certain Rights of Trustee.

   Subject to the provisions of Section 701:

   (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

   (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

   (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be provided or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

   (d) the Trustee may consult with counsel and the advice of counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

   (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

   (f) the Trustee shall not be bound to make an investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such fact or matters as it may see fit, and, if the Trustee shall determine to make further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

   (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

   (h) the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

   SECTION 704.       Not Responsible for Recitals or Issuance of
Securities.

   The recitals contained herein and in the Securities, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

   SECTION 705.       May Hold Securities.

   The Trustee, any Paying Agent, the Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 708 and 713, may otherwise deal with, or collect obligations owed to it by the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

   SECTION 706.       Money Held in Trust.

   Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

   SECTION 707.       Compensation and Reimbursement.

   The Company agrees

      (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

      (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust or the performance of its duties hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. As security for the performance of the obligations of the Company under this Section the Trustee shall have a claim prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest on particular Securities.

   SECTION 708.       Disqualification; Conflicting Interests.

   If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the last paragraph of Section 310(b) of the Trust Indenture Act.

   SECTION 709.       Trustee Required; Eligibility.

   There shall at all times be a Trustee with respect to each series of Securities hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State thereof, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder. If at any time the Trustee with respect to any series of Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

   SECTION 710.       Resignation and Removal; Appointment of Successor.

   (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 711.

   (b) The Trustee may resign at any time with respect to any series of Securities by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

   (c) The Trustee may be removed at any time with respect to any series of Securities by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

   (d)         If at any time:

      (1) the Trustee shall fail to comply with Section 708(a) with respect to any series of Securities after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security of such series for at least six months, or

      (2) the Trustee shall cease to be eligible under Section 709 with respect to any series of Securities and shall fail to resign after written request therefor by the Company or by any such Holder of a Security of such series, or

      (3) the Trustee shall become incapable of acting with respect to any series of Securities or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee with respect to such series, or (ii) subject to Section 614, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series.

   (e) If the Trustee shall resign, be removed or become incapable of acting with respect to any series of Securities, or if a vacancy shall occur in the office of Trustee with respect to any series of Securities for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee with respect to such series. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to such series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee with respect to such series, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to such series and supersede the successor Trustee appointed by the Company with respect to such series. If no successor Trustee with respect to such series shall have been so appointed by the Company or the Holders of Securities of such series and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

   (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to any series and each appointment of a successor Trustee with respect to any series by written notice of such event by first-class mail, postage prepaid, to the Holders of Securities of such series, as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to such series and the address of its Corporate Trust Office.

   SECTION 711.       Acceptance of Appointment by Successor.

   Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective with respect to all or any series as to which it is resigning as Trustee, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to all or any such series; but, on request of the Company or such successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee with respect to all or any such series, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to all or any such series, subject nevertheless to its prior claim, if any, provided for in Section
707. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

   In case the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of any series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee.

   No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article to the extent operative.

   SECTION 712.       Merger, Conversion, Consolidation or Succession to
Business.

   Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article to the extent operative, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

   SECTION 713.       Preferential Collection of Claims against Company.

   The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in
Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein.

   SECTION 714.       Authenticating Agents.

   The Trustee may (and at the request of the Company shall) appoint one or more Authenticating Agents with power to act on its behalf and subject to its direction in the authentication and delivery of any series of Securities pursuant to Sections 303, 304, 305, 306, 407 and 1006 as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized by said Sections to authenticate and deliver such Securities. One such Authenticating Agent shall at all times be organized and doing business under the laws of the United States of America or of any State or Territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 714 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

   Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by its Authenticating Agent appointed with respect to the Securities of such series and a certificate of authentication executed on behalf of the Trustee by its Authenticating Agent appointed with respect to the Securities of such series.

   Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section 714, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

   Any Authenticating Agent may at any time resign as Authenticating Agent with respect to any series of Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to any series of Securities by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this
Section 714, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent eligible under this Section 714, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Holders of each series of Securities with respect to which such appointment has been made as their names and addresses appear on the Security Register. Any successor Authenticating Agent with respect to any series of Securities upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein with respect to such series.

   The Company agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. The provisions of Sections 308, 703, 704 and 705 shall be applicable to any Authenticating Agent.

   If an appointment is made pursuant to this Section 714 with respect to the Securities of any series, the Securities of such series shall have endorsed thereon in lieu of the Certificate of Authentication, an alternate Certificate of Authentication in the following form:

   This is one of the Securities of the series designated herein issued under the within-mentioned Indenture.

               CHEMICAL BANK, as Trustee



               By:_____________________________________
                      As Authenticating Agent



               By:_____________________________________
                      Authorized Signatory


ARTICLE EIGHT
HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

   SECTION 801.       Company to Furnish Trustee
                      Names and Addresses of Holders.

   The Company will furnish or cause to be furnished to the Trustee

   (a) semi-annually, not more than 15 days after each Regular Record Date with respect to the Securities of any series, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series as of such Regular Record Date, and

   (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security
Registrar with respect to the Securities of any series, no such list described in (a) or (b) need be furnished to the Trustee with respect to the Securities of such series.

   SECTION 802.       Preservation of Information; Communications to
Holders.

   (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders of Securities contained in the most recent list furnished to the Trustee as provided in Section 801 and the names and addresses of Holders of Securities received by the Trustee in its capacity as the Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 801 upon receipt of a new list so furnished.

   (b) If three or more Holders of Securities of any series (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders of Securities of such series or with Holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

      (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section
802(a), or

      (2) inform such applicants as to the approximate number of Holders of Securities of such series or of all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 802(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

   If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder of a Security of such series or all Holders of Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 802(a), a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Holders of Securities of such series or of all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

   (c) Each and every Holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor the Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of the Securities in accordance with Section
802(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under
Section 802(b).

   SECTION 803.       Reports by Trustee.

   (a) Within 60 days after May 15 in each year, beginning in 1995, the Trustee shall transmit to Holders of Securities, as their names and addresses appear in the Security Register, a brief reportin accordance with and to the extent required under the TIA.

   (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed and also with the Commission. The Company will notify the Trustee when any Securities are listed on any stock exchange.

   SECTION 804.       Reports by Company.

   The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission.

   SECTION 805.       Reports by Security Registrar.

   If the Company shall appoint a Person other than the Trustee to serve as the Security Registrar, the Security Registrar shall be required to deliver to the Trustee reports in such form as the Trustee may reasonably require. Such reports shall be sent to the Trustee by facsimile within one Business Day after each Interest Payment Date and after the principal of any Security becomes due, upon maturity, by redemption or otherwise (the "Payment Dates"), and a copy of such reports shall also be delivered to the Trustee by overnight courier or shall be hand delivered. Upon three days prior written notice from the Trustee, the Security Registrar may also be required to provide additional reports reasonably requested by the Trustee on dates other than Payment Dates. The reports which the Security Registrar shall be required to provide to the Trustee shall include the following information:

      (1) the Outstanding amount of all such Securities issued pursuant to the Indenture as of the Regular Record Date last preceding the date such report is finished, including information as to the Outstanding amount of such Securities;

      (2) a complete list of the names and addresses of the Holders of such Outstanding Securities as of the Regular Record Date last preceding the date such report is furnished, including information as to the type and amount of such Securities held by each such Holder and the amount of payments made to each such Holder on the Payment Date last preceding the date of such report; and

      (3) such additional information, documents and reports as the Trustee may reasonably request;

provided, however, that if any payment of principal or interest is not made by 4:00 p.m. Eastern Standard Time on a required Payment Date with respect to any Securities at the time Outstanding, the Paying Agent will be required to provide notice of such nonpayment to the Trustee by telephone by 5:00 p.m. Eastern Standard Time on the date upon which such nonpayment occurs and to deliver to the Trustee on the day following the date upon which such nonpayment occurs the information required pursuant to (1) and (2) above.


ARTICLE NINE
CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

   SECTION 901.       Company May Consolidate, etc., Only on Certain
Terms.

   The Company shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

      (1) the corporation formed by such consolidation with or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest on all the Securities and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

      (2) immediately after giving effect to such transaction, no Event of Default and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

      (3) if any Principal Property of the Company or any Restricted Subsidiary would as a result of such consolidation, merger, sale or conveyance become subject to any mortgage, pledge, lien, security interest or other encumbrance not permitted by Section 1104, the Company shall make effective provisions whereby the Securities of each series then Outstanding shall be secured by a lien on the Company or Restricted Subsidiary's Principal Property that becomes subject to such mortgage, pledge, lien, security interest or other encumbrance not permitted by Section 1104 that is equal and ratable in rank to all such resulting mortgages, pledges, liens, security interests or other encumbrances not permitted by Section 1104; and

      (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

   SECTION 902.       Successor Corporation Substituted.

   Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 901, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be fully substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; and in the event of any such conveyance or transfer, other than a transfer by way of a lease, the Company (which term shall for this purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor corporation which shall theretofore become such in the manner prescribed in Section 901) shall be discharged from all liability under this Indenture and in respect of the Securities and may be dissolved and liquidated.


ARTICLE TEN
SUPPLEMENTAL INDENTURES

   SECTION 1001.              Supplemental Indentures Without Consent of
Holders.

   Without the consent of any Holders of any Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

      (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities contained;
or

      (2) to add to the covenants of the Company, for the benefit of the Holders of Securities of all or any series, or to surrender any right or power herein conferred upon the Company;
or

      (3) to secure the Securities of all series in accordance with the provisions of Sections 901 and 1104; or

      (4) to cure any formal defect, ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture provided such provision shall not adversely affect the interest of the Holders of Securities of any series; or

      (5) to evidence and provide for the acceptance of appointment by another corporation as a successor Trustee hereunder with respect to one or more series of Securities and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to
Section 711; or

      (6) to modify, amend or supplement this Indenture in such a manner as to permit the qualification of any indenture supplement hereto under the Trust Indenture Act of 1939 as then in effect, except that nothing herein contained shall permit or authorize the inclusion in any indenture supplemental hereto of the provisions referred to in Section 316(a)(2) of the Trust
Indenture Act; or

      (7) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to facilitate the issuance of Global Securities; or

      (8) to provide for the issuance of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with Securities of the same series issued hereunder in fully registered form and to make all appropriate changes for such purpose; or

      (9) to establish any additional form of Security, as permitted by Section 202, and to provide for the issuance of any additional series of Securities, as permitted by Section 301, and to set forth the terms thereof.

   SECTION 1002.              Supplemental Indentures with Consent of
Holders.

   With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture (all such Holders voting as a single class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of the Holders of Securities of each such series under this Indenture; provided, however,

      (1) that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby, change the Maturity or the principal of, or the Stated
Maturity of or the premium, if any, on or any installment of interest on, any Security, or reduce the principal amount thereof or any premium thereon or the interest thereon; and

      (2) that no such supplemental indenture shall, without the consent of the Holders of all of the Outstanding Securities of each series affected:

      (A) reduce the percentage of the principal amount of the Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

      (B) modify any of the provisions of this Section or Section 613, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding
Security of such series affected thereby or impair the right of any Holder to institute suit under Section 608.

   A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series.

   It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

   SECTION 1003.              Execution of Supplemental Indentures.

   In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section
701) shall be fully protected in relying upon, an Officers' Certificate and Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

   SECTION 1004.              Effect of Supplemental Indentures.

   Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

   SECTION 1005.              Conformity with Trust Indenture Act.

   Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as in effect on the date of execution of such supplemental indenture.

   SECTION 1006.              Reference in Securities to Supplemental
Indentures.

   Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.


ARTICLE ELEVEN
COVENANTS

   SECTION 1101.              Payment of Principal, Premium and Interest.

   With respect to each series of Securities, the Company will duly and punctually pay the principal of, premium, if any, and interest on the Securities of such series in accordance with the terms of the Securities of such series and this Indenture.

   SECTION 1102.              Maintenance of Office or Agency.

   The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. The Company hereby initially appoints Chemical Bank and its successor from time to time as "Security Registrar" for the purpose of registering Securities and transfers of Securities as provided in Article Three.

   The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

   SECTION 1103.              Money for Security Payments to be Held in
Trust.

   If the Company shall at any time act as its own Paying Agent for any series of Securities, it will, on or before each due date of the principal of, premium, if any, or interest on, any of the Securities of such series, segregate and hold in trust for the benefit of the Holders of Securities of such series a sum sufficient to pay the principal, premium or interest so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided and will promptly notify the Trustee of any failure so to act.

   Whenever the Company shall have appointed one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of, premium, if any, or interest on, any Securities of such series, deposit with a designated Paying Agent a sum sufficient to pay the principal, premium or interest, so becoming due, such sum to be held in trust for the benefit of the Holders of Securities of such series, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

   The Company will cause each Paying Agent other than the Trustee for any series of Securities to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

      (1) hold all sums held by it for the payment of the principal of, premium, if any, or interest on Securities of such series in trust for the benefit of the Holders of Securities of such series until such sums shall be paid to such Holders or otherwise disposed of as herein provided;

      (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal, premium or interest on the Securities of such series; and

      (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

   The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

   Any money deposited with the Trustee or any Paying Agent or then held by the Company in trust for the payment of the principal of, premium, if any, or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper or mailed to the registered Holder, if any, or both, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company.

   Unless specified otherwise in the form of Security of any series, the Company hereby appoints the Trustee as initial Paying
Agent with respect to Securities of each series.

   SECTION 1104.              Limitation on Liens.

   (a) So long as the Securities shall remain Outstanding, the Company will not at any time create, assume or guarantee, and will not cause, suffer or permit a Restricted Subsidiary to create, assume or guarantee, any Secured Debt without making effective provision (and the Company covenants that in such case it will make or cause to be made effective provision) whereby the Securities of each series then Outstanding and any other indebtedness of or guaranteed by the Company or such Restricted Subsidiary then entitled thereto, subject to applicable priorities of payment, shall be secured by such mortgage, pledge, lien, security interest or encumbrance equally and ratably with any and all other obligations and indebtedness which shall be so secured; provided, however, that the foregoing covenants shall not be applicable to the following:

      (l)(a) any mortgage, pledge, lien, security interest or encumbrance (collectively in this Article Eleven referred to as "lien") on any property hereafter acquired or constructed by the Company or a Restricted Subsidiary to secure or provide for the payment of all or any part of the purchase price or construction cost of such property, including, but not limited to, any indebtedness incurred by the Company or a Restricted Subsidiary prior to, at the time of, or within 365 days after the later of the acquisition, the completion of construction (including any improvements on an existing property) or the commencement of commercial operation of such property, which indebtedness is incurred for the purpose of financing all or any part of the purchase price thereof or construction or improvements thereon;
or (b) the acquisition of property subject to any lien upon such property existing at the time of acquisition thereof, whether or not assumed by the Company or such Restricted Subsidiary; or (c) any lien existing on the property or on the outstanding shares of capital stock or indebtedness of a corporation at the time such corporation shall become a Restricted Subsidiary; or (d) liens on property or shares of capital stock or indebtedness of a corporation existing at the time such corporation is merged into or consolidated with the Company or a Restricted Subsidiary or at the time of a sale, lease or other disposition of the properties of a corporation or firm as an entirety or substantially as an entirety to the Company or a Restricted Subsidiary; provided, however, that no such lien shall extend to any other Principal Property of the Company or such Restricted Subsidiary prior to such acquisition or to other Principal Property thereafter acquired other than (a) additions to such acquired property or
(b) other Principal Property which, together with such acquired property, is part of a single construction or development program;

      (2) liens on property of the Company or a Restricted Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any department, agency or instrumentality or political subdivision thereof (including, without limitation, liens to secured indebtedness of the pollution control or industrial revenue bond type), in order to permit the Company or a Restricted Subsidiary to perform any contract or subcontract made by it with or at the request of any of the foregoing, or to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of constructing or improving the property subject to such liens;

      (3) any lien on any property or assets of any Restricted Subsidiary to secured indebtedness owing by it to the Company or to a Restricted Subsidiary;

      (4) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any lien permitted by subsection (a) of this Section 1104; provided, however, that the principal amount of Secured Debt secured thereby shall not exceed the principal amount of Secured Debt so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement shall be limited to the property which secured the lien so extended, renewed or replaced and additions or improvements to such property;

      (5) the sale or other transfer of crude oil, natural gas or other petroleum hydrocarbons in place for a period of time until, or in an amount such that, the transferee will realize therefrom a specified amount (however determined) of money or such crude oil, natural gas or other petroleum hydrocarbons, or the sale or other transfer of any other interest in property of the character commonly referred to as a production payment or as an overriding royalty.

   (b) Notwithstanding the provisions of subsection (a) of this Section 1104, the Company and any one or more Restricted Subsidiaries may issue, assume or guarantee Secured Debt which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other Secured Debt of the Company and its Restricted Subsidiaries which would otherwise be subject to the foregoing restrictions (not including Secured Debt permitted to be secured under subsection (a) above) and the aggregate value of the Sale and Leaseback Transactions (as defined in Section 1105) in existence at such time (not including Sale and Leaseback Transactions the proceeds of which have been or will be applied in accordance with Section 1105(b)), does not exceed 10% of Consolidated Net Tangible Assets, determined as of a date not more than 90 days prior thereto.

   (c) In the event that the Company shall hereafter secure the Securities of each series equally and ratably with any other obligation or indebtedness pursuant to the provisions of this
Section 1104, the Trustee is hereby authorized to enter into an indenture or agreement supplemental hereto and to take such action, if any, as it may deem advisable to enable it to enforce effectively the rights of the Holders of the Securities so secured, equally and ratably with such other obligation or indebtedness.

   SECTION 1105.              Sale and Leaseback Transactions.

   So long as the Securities shall remain Outstanding, the Company will not, and will not permit any Restricted Subsidiary to, sell or transfer (except to the Company or one or more Restricted Subsidiaries, or both) any Principal Property owned by it and in full operation for more than 365 days with the intention of taking back a lease on such Property (except a lease for a term of no more than three years entered into with the intent that the use by the Company or such Restricted Subsidiary of such property will be discontinued on or before the expiration of such term) (herein referred to as a "Sale and Leaseback Transaction") unless either (a) the Company or such Restricted Subsidiary would be entitled, pursuant to the provisions of Section 1104 hereof, to incur Secured Debt equal in amount to the amount realized or to be realized upon such sale or transfer secured by a lien on the property to be leased without equally and ratably securing the Securities, or (b) the Company or a Restricted Subsidiary shall apply an amount equal to the value of the property so leased to the retirement (other than any mandatory retirement), within 120 days of the effective date of any such arrangement, of Funded
Debt as shown on the most recent consolidated balance sheet of the Company and which, in the case of such Funded Debt of the Company, is not subordinate and junior in right of payment to the prior payment of the Securities; provided, however, that in lieu of applying all or any part of such amount to such retirement, the Company may at its option (x) deliver to the Trustee Securities theretofore purchased or otherwise acquired by the Company, or (y) receive credit for Securities theretofore redeemed at its option pursuant to Section 401 hereof, which Securities have not theretofore been made the basis for the reduction of a sinking fund payment pursuant to Section 408. If the Company shall so deliver Securities to the Trustee (or receive credit for Securities so delivered), the amount which the Company shall be required to apply to the retirement of indebtedness pursuant to this Section 1105 shall be reduced by an amount equal to the aggregate principal amount of such Securities.

   The term "value" shall mean, with respect to a Sale and Leaseback Transaction, as of any particular time, the amount equal to the greater of (i) the Capitalized Rent with respect thereto or (ii) the fair value of such property at the time of entering into such Sale and Leaseback Transaction as determined by the Board of Directors.

   SECTION 1106.              Annual Statement.

   The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company, a certificate of the principal accounting officer, principal financial officer or principal executive officer of the Company stating that to the best of the signer's knowledge, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation and such default is continuing, specifying each such default of which such officer has knowledge, and the nature and status thereof. For purposes of this Section 1106, default shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

   SECTION 1107.              Waiver of Certain Covenants.

   The Company may omit, in respect of any series of Securities, in any particular instance to comply with any covenant or condition set forth in Section 1104 and Section 1105, inclusive, if before or after the time for such compliance the Holders of at least a majority in principal amount of the Securities of such series at the time Outstanding, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company shall remain in full force and effect.

ARTICLE TWELVE
MEETINGS OF HOLDERS OF SECURITIES

   SECTION 1201.              Purposes of Meetings.

   A meeting of Holders of Securities of all or any series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

      (1) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive any default hereunder and its consequences, or to take any other action authorized to be taken by the Holders of Securities pursuant to any of the provisions of Article Six;

      (2) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article Seven;

      (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of
Section 1002; or

      (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified percentage in aggregate principal amount of the Securities of all or any series, as the case may be, under any other provision of this Indenture or under applicable law.

   SECTION 1202.              Call of Meetings by Trustee.

   The Trustee may at any time call a meeting of Holders of Securities of all or any series to take any action specified in
Section 1201, to be held at such time and at such place in The City of New York, the Borough of Manhattan, as the Trustee shall determine. Notice of every meeting of the Holders of Securities of all or any series, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed, first-class postage prepaid, to all Holders of Securities of each series that may be affected by the action proposed to be taken at such meeting at their addresses as they shall appear in the Security Register, no less than 20 nor more than 60 days prior to the date fixed for the meeting. Any meeting of Holders of Securities of all or any series shall be valid without notice if the Holders of all such Securities Outstanding, the Company and the Trustee are present in person or by proxy or shall have waived notice thereof before or after the meeting.

   SECTION 1203.              Call of Meetings by Company or Holders.

   In case at any time the Company, by Board Resolution, or the Holders of at least 10% in aggregate principal amount of the Securities then Outstanding of each series that may be affected by the action proposed to be taken at the meeting shall have requested the Trustee to call a meeting of Holders of Securities of all series that may be so affected to take any action authorized in Section 1201 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within the time period specified under Section 1202, then the Company or the Holders in the amount above specified may determine the time and the place in The City of New York, the Borough of Manhattan, for such meeting and may call such meeting by mailing notice thereof as provided in Section 1202.

   SECTION 1204.              Qualifications for Voting.

   To be entitled to vote at any meeting of Holders of Securities a Person shall (a) be a Holder of one or more Securities of a series affected by the action proposed to be taken, or (b) be a Person appointed by an instrument in writing as proxy by the Holder of one or more such Securities. The right of Holders of Securities to have their votes counted shall be subject to the proviso in the definition of "Outstanding" in Section 101. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

   SECTION 1205.              Quorum; Adjourned Meetings.

   At any meeting of Holders of Securities, the presence of Persons holding or representing Securities in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall be necessary to constitute a quorum. No business shall be transacted in the absence of a quorum unless a quorum is represented when the meeting is called to order. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of the Holders of Securities (as provided in Section 1203), be dissolved. In any other case the Persons holding or representing a majority in aggregate principal amount of the Securities represented at the meeting may adjourn such a meeting for a period of not less than 10 days with the same effect, for all intents and purposes, as through a quorum had been present. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be similarly further adjourned for a period of not less than 10 days. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1202 except that such notice may be mailed not less than five days prior to such date.

   Any Holder of a Security who has executed an instrument in writing complying with the provisions of Section 104 shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, however, that such Holder shall be considered as present or voting only with respect to the matters covered by such instrument in writing.

   Any resolution passed or decision taken at any meeting of the Holders of Securities of any series duly held in accordance with this Section shall be binding on all Holders of such series of Securities whether or not present or represented at the meeting.

   SECTION 1206.              Regulations.

   Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

   The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 1203, in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Securities represented at the meeting.

   At any meeting each Holder of a Security of a series entitled to vote at such meeting, or proxy therefor, shall be entitled to one vote for each $1,000 principal amount of Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote except as a Holder of Securities of such series or proxy therefor. Any meeting of Holders of Securities duly called pursuant to the provisions of Sections 1202 or 1203 at which a quorum is present may be adjourned from time to time, and the meeting may be held as so adjourned without further notice.

   SECTION 1207.              Voting Procedure.

   The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballot on which shall be subscribed the signatures of the Holders of Securities entitled to vote at such meeting, or proxies therefor, and on which shall be inscribed an identifying number or numbers or to which shall be attached a list of identifying numbers of the Securities so held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 1202 and, if applicable, Section 1205. The record shall be signed and verified by the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

   Any record so signed and verified shall be conclusive evidence of the matters therein stated.

   SECTION 1208.              Written Consent in Lieu of Meetings.

   The written authorization or consent by the Holders of the requisite percentage in aggregate principal amount of Securities of one or more series herein provided, entitled to vote at any such meeting, evidenced as provided in Section 104 and filed with the Trustee, shall be effective in lieu of a meeting of the Holders of Securities of such series, with respect to any matter provided for in this Article Twelve.

   SECTION 1209.              No Delay of Rights by Meeting.

   Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders of Securities of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or the Holders of Securities of any or all such series under any provisions of this Indenture or the Securities.


ARTICLE THIRTEEN
DEFEASANCE AND COVENANT DEFEASANCE


   SECTION 1301.  Company's Option to Effect Defeasance or
Covenant Defeasance.

   The Company may elect, at its option by Board Resolution at any time, to have either Section 1302 or Section 1303 applied to the Outstanding Securities of any series designated pursuant to
Section 301 as being defeasible pursuant to this Article Thirteen (hereinafter called "Defeasible Series"), upon compliance with the conditions set forth below in this Article Thirteen.

   SECTION 1302.  Defeasance and Discharge.

   Upon the Company's exercise of the option provided in Section 1301 to have this Section 1302 applied to the Outstanding Securities of any Defeasible Series, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all of its other obligations under the Securities of such series and this Indenture insofar as the Securities of such series are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of Securities of such series to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities of such series when payments are due, (2) the Company's obligations with respect to the Securities of such series under Section 304, 305, 306, 1102 and 1103, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, Section 707, and (4) this Article Thirteen. Subject to compliance with this Article Thirteen, the Company may exercise its option provided in Section 1301 to have this Section 1302 applied to the Outstanding Securities of any Defeasible Series notwithstanding the prior exercise of its option provided in Section 1301 to have
Section 1303 applied to the Outstanding Securities of such series.

   SECTION 1303.  Covenant Defeasance.

   Upon the Company's exercise of the option provided in Section 1301 to have this Section 1303 applied to the Outstanding Securities of any Defeasible Series: (i) the Company shall be released from its obligations under Sections 1104 and 1105, and
(ii) the occurrence of any event specified in Sections 601(4) (with respect to Sections 1104 and 1105), 601(5) and 601(8) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 601(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

   SECTION 1304.  Conditions to Defeasance of Covenant Defeasance.

   The following shall be the conditions to application of either
Section 1302 or Section 1303 to the Outstanding Securities of any
Defeasible Series:

      (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee that satisfies the requirements contemplated by Section 709 and agrees to comply with the provisions of this Article Thirteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Outstanding Securities of such series, (A) money in an amount, or (B) U.S. Government Obligations that through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge each installment of principal (including mandatory sinking fund payments) of, and premium (not relating to optional redemption), if any, and interest on, the Outstanding Securities of such series on the dates such installments of principal of, and premium (not relating to optional redemption), if any, or interest are due.

      (2) In the case of an election under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the date first set forth hereinabove, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

      (3) In the case of an election under Section 1303, the Company shall have delivered to the Trustee as Opinion of Counsel to the effect that the Holders of the Outstanding Securities of such series will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to the Securities of such series and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur.

      (4) The Company shall have delivered to the Trustee an Officers' Certificate to the effect that the Securities of such series, if then listed on any securities exchange will not be delisted as a result of such deposit.

      (5) No Event of Default or event that (after notice or lapse of time or both) would become an Event of Default shall have occurred and be continuing at the time of such deposit or, with regard to any Event of Default or any such event specified in Sections 601(6) and (7), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day).

      (6) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of the such Act).

      (7) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound.

      (8) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with.

      (9) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940, as amended, unless such trust shall be qualified under such Act or exempt from regulation thereunder.

      (10) Such deposit pursuant to such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound.

   SECTION 1305.              Deposited Money and U.S. Government
                              Obligations to be Held in Trust; Other
                              Miscellaneous Provisions.

   Subject to the provisions of the next to the last paragraph of
Section 1103, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of the Securities of any Defeasible Series shall be held in trust and applied by the Trustee, in accordance with the provisions of the Securities of such series and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of Securities of such series, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law.

   The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

   Anything in this Article Thirteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to Securities of any Defeasible Series that, in the opinion of a nationally recognized firm of independent public accountants expressed in written certification thereof delivered to the Trustee, are in excess of the amount hereof that would then be required to be deposited to effect as equivalent Defeasance or Covenant Defeasance with respect to the Securities of such series.

   SECTION 1306.              Reinstatement.

   If the Trustee of the Paying Agent is unable to apply any money in accordance with this Article Thirteen with respect to the Securities of any series by reason of any order or judgement of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of such series shall be revived and reinstated as though no deposit had occurred pursuant to this Article Thirteen with respect to Securities of such series until such time as the Trustee or Paying Agent is permitted to apply all money held intrust pursuant to Section 1305 with respect to Securities of such series in accordance with this Article Thirteen; provided, however, that if the Company makes any payment of principal of or any premium or interest on any Security of such series following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of Securities of such series to receive such payment from the money so held in trust.

   This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                      CBI INDUSTRIES, INC.



Corporate Seal                By:________________________________
                              [Authorized Officer]
Attest:


By:________________________________
Its:_______________________________


                      CHEMICAL BANK, as Trustee



Corporate Seal                By:________________________________
                              [Authorized Officer]
Attest:


By:____________________________
Its:___________________________

STATE OF ILLINOIS             )
                      ) SS:
COUNTY OF COOK        )

   On this _______ day of March, 1994 before me appeared _________________________________________, to me personally known, who, being by me duly sworn, did say that he is _________________________________________ of CBI INDUSTRIES,
INC., one of the corporations described in and which executed the instrument; that one of the seals affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said _____________________________
acknowledged said instrument to be the free act and deed of said corporation.



[NOTARIAL SEAL]

               ________________________________________
               Notary Public
               My Commission Expires _____________





STATE OF NEW YORK             )
                      )     SS:
COUNTY OF NEW YORK            )

   On this ______ day of _______________, 1994 before me,
___________________________________, a Notary Public in and for
said State, residing therein, duly commissioned and sworn, personally appeared __________________________________, known to me to be a ______________________, and ______________________,
known to me to be a _______________________ of CHEMICAL BANK, a New York corporation described in and that executed the within instrument and also known to me to be the persons who executed the within instrument on behalf of said corporation therein named, and acknowledged to me that such corporation executed the same pursuant to its By-Laws or a resolution of its Board of Directors.

   IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[NOTARIAL SEAL]

               ________________________________________
               Notary Public,
               No. _________
               Qualified in New York County
               Commission Expires ________________

STATE OF ILLINOIS             )
                      )   SS:
COUNTY OF COOK                )

   On this _____ day of_____, 1994 before me appeared ______________________________________, to me personally known, who, being by me duly sworn, did say that he is ____________ of CBI INDUSTRIES, INC., one of the corporations described in which executed the instrument; that one of the seals affixed to said instrument is the corporate seal of said corporation, and that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors; and said ___________________________________ acknowledged said instrument to be the free act and deed of said corporation.

[NOTARIAL SEAL]


               ________________________________________
               Notary Public
               My Commission Expires_________________



STATE OF NEW YORK             )
                      )  SS:
COUNTY OF NEW YORK            )

   On this ______ day of ____________________ , 1994 before me,
_______________________________________, a Notary Public in and
for said State, residing therein, duly commissioned and sworn, personally appeared __________________________________________
known to me to be an __________________________, and
_____________________________, known to me to be an
_____________________________, of CHEMICAL BANK, a New York
corporation described in and that executed the within instrument and also known to me to be the persons who executed the within instrument on behalf of said corporation therein named, and acknowledged to me that such corporation executed the same pursuant to its By-Laws or a resolution of its Board of Directors.

   IN WITNESS WHEREOF, I have hereunto sent my hand and affixed my official seal the day and year in this certificate first above written.

[NOTARIAL SEAL]

               ________________________________________
               Notary Public, State of New York
               No. _____________________
               Qualified in New York County
               Commission Expires ____________________